U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 25, 2001



                            Cole Computer Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Nevada                          0-23819                        76-0547762
 (state  of                 (Commission File Number)             (IRS  Employer
 incorporation)                                                   I.D.  Number)



                            1005 Metropolitan Avenue
                            Oklahoma City, OK 73128
                                 (405) 491-7300
            -------------------------------------------------------
            (Address and telephone number of registrant's principal
               executive offices and principal place of business)


                                 Not Applicable
              -----------------------------------------------------
              (Former name or address if changed since last report)

Item  4.  Changes  in  Registrant's  Certifying  Accountant

(a) Effective August 25, 2001, the shareholders of Cole Computer elected not to engage the firm of Malone & Bailey, PLLC, as Cole Computer's independent public accountants for the year ended December 31, 2001.

     Malone & Bailey, PLLC reports on the financial statements of Cole Computer as of and for the years ended December 31, 2000 and 1999 neither contained an adverse opinion or disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

     From January 1, to December 31, 2000, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure and there were no "reportable events" with Malone & Bailey, PLLC. as described in Items 304 (a)(1)(iv) and (v) of Regulation S-K, respectively.

     Accordingly, Malone & Bailey, PLLC has not advised Cole Computer of (i) the absence of the internal controls necessary for the Registrant to develop reliable financial statements; (ii) any information which would cause Malone & Bailey, PLLC to no longer rely on management's representations, or that would cause Malone & Bailey, PLLC to be unwilling to be associated with the financial statements prepared by management; (iii) any need to expand significantly the scope of its audit, or any information that if further investigated may (a) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or any financial statements for any fiscal period subsequent to the date of the most recent financial statements covered by an audit report or (b) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements; (iv) any action, due to the resignation of Malone & Bailey, PLLC or otherwise, not to the expand the scope of its audit or conduct further investigation; and (v) any information that has come to the attention of Malone & Bailey, PLLC that it has concluded materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements, or (b) any financial statements issued or to be issued covering any fiscal period subsequent to the date of the most recent financial statements covered by an audit report.

(b) Effective August 31, 2001, the board of directors of Cole Computer Corporation engaged the accounting firm of Hogan & Slovacek as principal accounts of Cole Computer Corporation for the period from January 1, to December 31, 2001.

Item  7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  EXHIBITS

               16.1 Letter regarding change in certifying accountant from Malone
                    & Bailey, PLLC to the Securities Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 31,  2001                     Cole Computer Corporation


                                         By:/s/John L. Ruth
                                            ------------------------------------
                                            John L. Ruth
                                            President and Director

                      [Letterhead of Malone & Bailey, PLLC]



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read and agree with the statements made under Item 4 of Form 8-K of Cole Computer Corporation, dated August 31, 2001.

                                         /s/Malone & Bailey, PLLC
                                         ------------------------------
                                         Malone & Bailey, PLLC

Houston, Texas
August 31, 2001


                                                                    Exhibit 16.1